UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): April 11, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-3412465
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
     The Company issued a press release stating that Bob Gallahue has resigned as Chief Financial Officer to pursue other opportunities. His resignation became effective on April 11, 2007. We have commenced a nationwide search to find his successor. John McCray, our Chief Operating Officer, will serve as our principal financial officer in the interim. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.
          (a) Not applicable.
          (b) Not applicable.
          (c) Not applicable.
          (d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release of Molecular Insight Pharmaceuticals, issued April 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 13th day of April, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ David S. Barlow
	Name:	David S. Barlow
	Title:	Chairman and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K
Dated April 13, 2007

Exhibit
Number
99.1	Press Release of Molecular Insight Pharmaceuticals, issued April 13, 2007